UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2007

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas (Address of principal executive offices)	75024-3698 (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Form of Executive Termination Pay Agreement. On September 21, 2007, the Human Resources and Compensation Committee as well as the independent members of the Company’s Board of Directors approved amendments to the Company’s form of Executive Termination Pay Agreement (“ETPA”), which is described in the 2007 Proxy Statement filed with the Securities and Exchange Commission on April 4, 2007. The amendments were adopted to comply with certain requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and related regulations. A copy of the amended and restated ETPA is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibit 10.1	Form of Executive Termination Pay Agreement, as amended and restated effective September 21, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By: /s/ Michael T. Theilmann
Michael T. Theilmann
Executive Vice President, Chief Human
Resources and Administration Officer

Date: September 26, 2007

EXHIBIT INDEX

Exhibit Number                 Description

10.1                 Form of Executive Termination Pay Agreement, as
amended and restated effective September 21, 2007